UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2007

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                  000-50908                    20-1195343
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

  461 Fifth Avenue, 25th Floor, New York, New York                 10017
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      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (212) 644-3450


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE.

On November 14, 2007, at 9:00 a.m. ET, Rand Logistics, Inc. held a conference call for investors and the public to provide an update on the results of its second quarter ended September 30, 2007. A transcript of the conference call is attached as exhibit 99.1 to this form 8-K and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1    Transcript of Rand Logistics, Inc.'s November 14, 2007 conference call.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RAND LOGISTICS, INC.


Date: November 14, 2007                   By:    /s/ Laurence S. Levy
                                                 -------------------------------
                                          Name:  Laurence S. Levy
                                          Title: Chairman of the Board and
                                                 Chief Executive Officer